                       SETTLEMENT AGREEMENT AND RELEASE
                       --------------------------------

     This Settlement Agreement and Release (Agreement) is made, entered into, and effective as of the 29th day of May, 1997 by and among Greystone Communications, Inc., a California corporation ("Greystone"), on the one hand, and American Artists Film Corporation, a Missouri corporation (American Artists), on the other hand. Greystone and American Artists are sometimes collectively referred to herein as the Settling Parties.

                                   RECITALS
                                   --------

     A. On or about May 20, 1994 Greystone and American Artists entered into a joint venture agreement ("Joint Venture Agreement".)

     B. Pursuant to the Joint Venture Agreement, Greystone and American Artists co-produced two, two-hour television and home video programs. The first was entitled "Angels: The Mysterious Messengers" ("Angels I") and the second was entitled "Angels II: Beyond The Light" ("Angels II"). (Angels I and Angels II shall be collectively referred to as the "Angels Programs".)

     C. Both of the Angels Programs were licensed for initial network television exhibition by the National Broadcasting Company ("NBC"). The 1-800 direct sales of the home videos of both Angels Programs were contracted to Calling Card, Inc. ("CCI"); the foreign distribution of both Angels Programs was contracted to Alfred Haber Distribution, Inc. ("Haber"); and the distribution of the home videos of Angels I (excluding 1-800 direct sales) was contracted to Time-Life Video ("Time-Life").

Additionally, a companion book to Angels I ("Book") was published by Ballantine Books ("Ballantine").

     D. Subsequent to the production of both Angels Programs and the publishing of the Book, certain disputes arose between the Settling Parties relating to, among other things, the amount of proceeds owed each of the Settling Parties from the exploitation of the Angels Programs by CCI, Haber and Time-Life, and of the Book by Ballantine. Among other things, American Artists contended that the book was not subject to the Joint Venture Agreement, and Greystone contended that American Artists withheld in excess of $140,000 of monies appropriately belonging to Greystone.

     E. As a result of these disputes, on or about May 1, 1995 Greystone served a Demand for Arbitration with the American Arbitration Association asserting claims for Breach of Contract, Breach of Fiduciary Duty, Fraud and Accounting against American Artists. On or about May 26, 1995, American Artist served a Counter Demand for Arbitration asserting counterclaims for Breach of Contract, Breach of the Implied Covenant of Good Faith and Fair Dealing, Breach of Fiduciary Duty, Accounting, and Declaratory Relief against Greystone. The Demand for Arbitration and Counter Demand for Arbitration was assigned Case
No. 72 140 00455 95 and shall be referred to as the "Arbitration." Both American Artists and Greystone have denied the claims of the other and asserted defenses thereto.

     F. It is the mutual intent of the Settling Parties to this Agreement to resolve all their known differences and settle all their known disputes in the manner and on the terms and conditions set forth in this Agreement.

     NOW, THEREFORE, in consideration of the terms and conditions of this Agreement, and for good and valuable consideration, the Settling Parties agree and release each other as follows:

                            AGREEMENT AND RELEASES
                            ----------------------

     1. The Settling Parties incorporate by this reference all the above recitals as part of their Agreement, as if set forth in full.

     2. (a) Commencing June 1, 1997 American Artists shall pay Greystone the total amount of One Hundred Forty Thousand Dollars ($140,000) ("Settlement Amount") payable over fourteen (14) months at the rate of Ten Thousand Dollars ($10,000) per month as follows:

          Date                                    Payment
          ----                                    -------

          June 1, 1997                            $10,000.00

          July 1, 1997                            $10,000.00

          August 1, 1997                          $10,000.00

          September 1, 1997                       $10,000.00

          October 1, 1997                         $10,000.00

          November 1, 1997                        $10,000.00

          December 1, 1997                        $10,000.00

          January 1, 1998                         $10,000.00

          February 1, 1998                        $10,000.00

          March 1, 1998                           $10,000.00

          April 1, 1998                           $10,000.00

          May 1, 1998                             $10,000.00

          June 1, 1998                            $10,000.00

          July 1, 1998                            $10,000.00

     (b) There is no pre-payment penalty should American Artists pay the $140,000 faster than at the rate of $10,000 per month. American Artists shall have the right to designate the allocation of any such early payment against any future payment or payments it chooses. In the event that any monthly payment is not received by Greystone by the fifteenth (15th) day of the month, American Artists shall be in default of this Agreement and Greystone shall be entitled to immediately have the stipulated arbitration award confirmed and entered as a judgment by the Los Angeles and Atlanta Superior Courts, all as provided in paragraph 3 below.

     3. The Settlement Amount shall be secured by a stipulated arbitration award ("Award") in the amount of One Hundred Ninety Thousand Dollars ($190,000) in the form attached as Exhibit A hereto, as well as a stipulation for confirmation and entry of judgment ("Stipulation") in the form attached as Exhibit B hereto. The Award shall be signed by the arbitrator but not confirmed and entered until such time, if ever, that American Artists defaults in its payment of any portion of the Settlement Amount or any other payment required pursuant to paragraph 4 below. Should American Artists default, Greystone shall be entitled to immediately appear ex parte to have the Award confirmed and
                                  --------
entered as a judgment against American Artists by the Los Angeles and Atlanta Superior Courts subject only to the right of American Artists to bring to the Court's attention in such ex parte proceeding(s) what it contends is the proper
                          --------
amount
of the award and judgment if there is any dispute with respect to such amount. The amount of the Award shall be reduced automatically on a dollar for dollar basis for each payment made for all fourteen (14) months of the payment period. By way of example, if prior to default eight (8) of the $10,000 payments have been made, the amount of the Award shall be reduced automatically by $80,000 to a total of $110,000, and judgment shall be entered in the amount of $110,000, not $190,000. However, once the amount of the Award is reduced to Fifty Thousand Dollars ($50,000) it shall be reduced no further until such time as the Settlement Amount and all other payments required pursuant to paragraph 4 below, if any, have been made. Greystone's right to have the Award confirmed and entered as a Judgment shall be completely canceled, and American Artists' obligations relating to the Award completely discharged, and Greystone shall not seek and covenants not to seek to have the Award confirmed and entered as a judgment thereon in any superior court once all fourteen (14) $10,000 payments have been made to Greystone. The sole exception to the immediately preceding sentence shall be in the event that the Award has been increased by unpaid amounts pursuant to paragraph 4 below which remain unpaid at the time the fourteenth payment is made. However, there shall be no residue of the Award based solely upon any paragraph 4 default(s) which occurs after the making of the fourteenth payment. In such event, Greystone shall be entitled to exercise all other remedies available under the law as to such Paragraph 4 default(s).

     4. Effective immediately upon execution of this Agreement, Greystone shall be entitled to fifty percent (50%) of any and all additional gross revenues received by or credited to American Artists ("Gross Revenues") pertaining to the Angels Programs, including but not limited to, Gross Revenues from: (a) CCI; (b) Haber; (c) Time-Life; (d) Ballantine; (e) Turner Original Productions; and/or (f) any and all other sources of Gross Revenues whether presently existing or regarding which the Settling Parties agree in the future. This includes all Gross Revenues received by American Artists from any of the above sources at any time on or after January 1, 1997. Whenever additional Gross Revenues (or an accounting statement without any Gross Revenues) are received by American Artists from any of the sources listed in items (a) through (e) above, American Artists shall, the same day that the Gross Revenues are received, fax a copy of the payment, as well as any accompanying accounting statement, to Greystone. American Artists shall then have ten (10) days to mail payment of Greystone's 50% share to Greystone. In the event that any such payment is not received by Greystone within twenty (20) days of the date that such payment was received by American Artists, the amount owed shall be increased by ten percent (10%) and the total unpaid amount shall be added to the Award. The same procedure shall also apply to Greystone in the event that it receives any Gross Revenues from a source other than American Artists pertaining to the Angels Programs at any time after January 1, 1997. Any new agreements with licensing entities pertaining to the exploitation of the Angels Programs (or any sequels) shall be mutually agreed to and approved by the Settling Parties and shall provide that Greystone and American Artists shall each be paid their respective 50% interests in proceeds directly by the licensing entity.

     5. (a) Greystone shall be responsible for paying the full amount of the Screen Actors Guild ("SAG") residuals obligations as calculated by Cast & Crew, a copy of which is attached hereto as Exhibit C, at such time as payment is required in writing by SAG.

          (b) Greystone and American Artists shall each be required to pay fifty percent (50%) of the principal amount only of all other SAG and all Directors Guild of America ("DGA") residuals obligations that have accrued or may accrue but have not been paid at the time of execution of this Agreement, on both Angels Programs, if any, at such time as payment is requested in writing by SAG and/or the DGA as applicable, except that American Artists shall not be required to pay any penalties, fines, damages, contributions, interest or other amounts of any nature (collectively "Other Amounts") on, in addition to, or in connection with those principal amounts should any Other Amounts become due or claimed by SAG, the DGA, or its fund administrators or auditors. Greystone shall be solely and exclusively responsible for reporting to the DGA and SAG. Greystone shall further be solely and exclusively responsible for payment of any residuals, contributions, claims or other obligations to the Writers Guild of America ("WGA") in connection with the Angels Programs.

          (c) Greystone hereby agrees to indemnify and hold harmless American Artists from any and all claims, losses, causes of action, grievances, complaints, arbitrations, attorneys' fees, costs of defense, expenses or other detriment of whatever nature (including but not limited to the Other Amounts referred to in paragraph 5(b) above) incurred by, or alleged or sought against, American Artists in any threatened or actual proceeding by or involving any Guild, except as otherwise provided in this Agreement with respect to the principal amount of any SAG or DGA residuals.

     6. Effective upon execution of this Agreement, the Releasing Parties (as defined in paragraph 8 below) shall not initiate contact with any Guild, including but not limited to the DGA and/or the WGA, for the purpose of specifically discussing (a) either or both of the Angels Programs or (b) the other Settling Party. However, nothing shall preclude any party from truthfully responding to a written or oral inquiry from a Guild which is limited to items
(a) and/or (b) above, so long as the party responding to the inquiry promptly provides the other party with a copy of the Guild's written inquiry and the response. If any Guild orally inquires, the affected Settling Party shall request the Guild to put its inquiry in writing; if the Guild refuses to do so, the Settling Party, if it chooses to respond, shall respond in writing to the Guild's oral inquiry. In the event that the Guild demands an oral response, the Settling Party, if it chooses to respond, may respond to the Guild orally; but shall immediately thereafter put both the oral inquiry and the oral response in writing and provide it to the other Settling

Party. Nothing herein shall require any of the Releasing Parties to take or not take any action in violation of any collective bargaining agreement (or policies, manuals or rules promulgated thereunder) to which that Releasing Party is a signatory, or with which it, he or she wishes to comply.

     7. It is expressly understood and agreed that except as may be provided in this Agreement, the Provisions of the Joint Venture Agreement remain in full force and effect.

     8. Except for the obligations specifically undertaken in this Agreement, Greystone and American Artists, for themselves and for each of their respective agents, employees, representatives, partners, parents, subsidiaries, affiliates, predecessors, successors, assigns, stockholders, officers, directors, accountants, and attorneys, and each of them (the Releasing Parties), hereby fully release and discharge each other, and each of their respective agents, employees, representatives, partners, parents, stockholders, subsidiaries, affiliates, predecessors, successors, assigns, officers, directors, accountants, and attorneys, and each of them (the Released Parties), of and from any and all claims, debts, demands, contracts, liabilities, damages, penalties and punitive damages, obligations, actions, costs (including costs of suit, attorneys' fees and expenses), and causes of action of any and every kind, nature, character, type or description, fixed or contingent ("Claims"), which the Releasing Parties ever had, now have or may claim to have, or may hereafter have or claim to have against the Released Parties by reason of any act, omission, occurrence or condition occurring or existing on or before the date of this Agreement, including but not limited to the filing, prosecution, defense, and settlement of the Arbitration.

     9. The Settling Parties hereby acknowledge and represent to each other that they have not assigned to any person or entity any right or obligation which would preclude or prevent the Settling Parties from performing all of their respective duties and obligations under the terms and conditions of this Agreement.

     10. The Settling Parties hereby acknowledge, understand and agree that the settlement and releases memorialized in this Agreement are compromises of disputed claims, and that the payment or acceptance of any monies, and the giving or receiving of any other consideration, by one of them to any other is not an admission of liability on the part of any of them, and is not to be construed as such. By this Agreement, liability of any of the parties is expressly denied by all Settling Parties to this Agreement.

     11. All notices required or permitted to be sent under this Agreement shall be in writing by registered or certified mail, return receipt requested, and by telefax. Notice to Greystone shall be sent to Shinaan S. Krakowsky, 4705 Laurel Canyon Boulevard, 5th Floor, Valley Village, California 91607. Notice to American Artists shall be sent to Joseph R. Taylor, Stein & Kahan, 1299 Ocean Avenue, Santa Monica, California 90401; and J. Eric Van Atta, 1245 Fowler Street NW, Atlanta, Georgia 30318.

     12. The Settling Parties acknowledge and represent to each other that they have freely and voluntarily entered into this

Agreement in reliance upon their own independent investigation and analysis of the facts underlying the subject matter of the Arbitration and this Agreement, including but not limited to the releases given in this Agreement, and that no warranties, representations or promises of any kind or nature have been made, directly or indirectly, to induce each of them to enter into this Agreement, other than those set forth in this Agreement and any side letter thereto.

     13. The Settling Parties represent and warrant that each individual signing this Agreement on behalf of an entity has the right, power, legal capacity, and authority to do so, and that no further approval or consent of any person, board of directors, or other entity is necessary.

     14. This Agreement shall, in all respects, be interpreted, enforced and governed under and pursuant to the laws of the State of California, without regard to the laws pertaining to conflicts or choice of law principles.

     15. The Settling Parties each acknowledge and agree that this Agreement was jointly prepared by each of them, and any uncertainty or ambiguity existing in this Agreement shall not be interpreted against any other party, if any uncertainty or ambiguity is found to exist.

     16. Should any provision of this Agreement be subsequently held to be illegal, invalid, unenforceable under any present or future laws effective during the terms of this Agreement, such provisions shall be fully severable and the remaining provisions of this Agreement shall be fully valid and enforceable; and in lieu thereof, there shall be added a provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible and legal, valid and enforceable.

     17. This Agreement may be executed in any number of counterparts and each such counterpart shall be deemed to be an original instrument.

     18. Any disputes relating to, connected with or arising from the interpretation or enforcement of this Agreement shall be resolved by expedited arbitration before the American Arbitration Association office located in Los Angeles, California; and the Settling Parties hereby consent to the jurisdiction and venue of that body for that purpose.

GREYSTONE COMMUNICATIONS, INC. AMERICAN ARTISTS FILM CORPORATION

By /s/ Shinaan S. Krakowksy                 By /s/ J. Eric Van Atta
  -------------------------------             -----------------------------
   Authorized Officer                          Authorized Officer

EXHIBIT A

SHINAAN S. KRAKOWSKY
4705 Laurel Canyon Blvd., 5th Floor
Valley Village, California 916073
(818) 762-2900

Attorneys for Claimant and Counter-Respondent
GREYSTONE COMMUNICATIONS, INC.

JOSEPH R. TAYLOR
STEIN & KAHAN, A Law Corporation
1299 Ocean Avenue, 4th Floor
Santa Monica, California 90401
(310) 458-6900

Attorneys for Respondent and Counter-Claimant
AMERICAN ARTISTS FILM CORPORATION


                       AMERICAN ARBITRATION ASSOCIATION

                                  LOS ANGELES

IN THE MATTER OF ARBITRATION          )      Case No. 72 140 01455 95
BETWEEN                               )
                                      )      STIPULATION AND
GREYSTONE COMMUNICATIONS, INC., a     )      AWARD OF ARBITRATOR
California corporation,               )
                                      )
     Claimant and Counter-Respondent, )
                                      )
            - and -                   )
                                      )
AMERICAN ARTISTS FILM                 )
CORPORATION, a Georgia corporation,   )
                                      )
      Respondent and Counter-Claimant.)
_____________________________________ )


                                  STIPULATION
                                  -----------


     IT IS HEREBY STIPULATED AND AGREED by and between Claimant and Counter-Respondent Greystone Communications, Inc. (Greystone) and Respondent and Counter-Claimant American Artists Film Corporation (American Artists), through their respective undersigned counsel of record, that:

     (1) Greystone shall be and hereby is granted an award in its favor and against American Artists in the total amount of $190,000.00, which amount shall be reducible on a dollar for dollar basis down to zero dollars, as follows: Each time American Artists timely pays Greystone its $10,000.00 monthly installment which installments commence June 1, 1997 and end July 1, 1998, the amount of the award shall be reduced by each such $10,000.00 monthly payment up to and including a total reduction of $140,000.00, at which time this award shall be fully discharged subject to paragraph 2. In no circumstances shall the award ever be reduced to zero dollars unless and until American Artists pays the entire $140,000.00 amount to Greystone.

     (2) Greystone shall be entitled to fifty percent (50%) of any and all additional gross revenues received by or credited to American Artists ("Gross Revenues") pertaining to the two programs known as Angels: The Mysterious Messengers and Angels II: Beyond the Light (hereafter, Angels Programs), including but not limited to, Gross Revenues from: (a) Calling Card Inc.; (b) Alfred Haber Distribution. Inc.; (c) Time-Life Video; (d) Ballantine Books; (e) Turner Original Productions; and/or (f) any and all other sources of Gross Revenues, whether presently existing or regarding which Greystone and American Artists agree in the future. This includes all Gross Revenues received by American Artists from any of the above sources at any time on or after January 1, 1997. Whenever additional Gross Revenues (or accounting statements without any Gross Revenues) are received by American Artists from any of the sources listed in items (a) through (e) above, American Artists shall, the same day that the Gross Revenues are received, fax a copy of the payment and/or any accounting statement, to Greystone. American Artists shall then have ten (10) days to mail payment of Greystone's 50% share to Greystone. In the event that any such payment is not received by Greystone within twenty (20) days of the date that American Artists received such payment, the amount owed shall be increased by ten percent (10%) and the total unpaid amount shall be added to this Award.

     (3) This Stipulation and Award is subject to the provisions of paragraphs 3 and 4 of the agreement between Greystone and American Artists dated May 29, 1997.

     (4) Each party shall bear its own attorneys' fees and costs.


                                  SHINAAN S. KRAKOWSKY

DATED: 5/29/97
      --------------
                                  By  /s/ Shinaan S. Krakowsky
                                    --------------------------------------------
                                     Shinaan S. Krakowsky


                                  Attorneys for Claimant and Counter-Respondent GREYSTONE COMMUNICATIONS, INC.

                                  STEIN & KAHAN, A Law Corporation
DATED: 6-23-97
      --------------
                                  By  /s/  Joseph R. Taylor
                                    --------------------------------------------
                                     Joseph R. Taylor

                                  Attorneys for Respondent and Counter-Claimant AMERICAN ARTISTS FILM CORPORATION



                                     AWARD
                                     -----
     Based upon the foregoing stipulation of the parties, and good cause appearing, Greystone Communications, Inc. shall be and hereby is AWARDED and shall RECOVER from American Artists Film Corporation the sum of $190,000.00, or such other amount as is demonstrated to the court(s) confirming this arbitration award and/or entering judgment, by the declarations under penalty of perjury of Greystone and American Artists in accordance with the foregoing stipulation of the two parties. Each party is to bear its own attorneys' fees and costs.

IT IS SO ORDERED:
                        /s/ Jerome J. Sussman
DATED: 6/30/97          -------------------------------------------
                        ARBITRATOR AMERICAN ARBITRATION ASSOCIATION

EXHIBIT B

SHINAAN S. KRAKOWSKY
4705 Laurel Canyon Blvd., 5th Floor
Valley Village, California 916073
(818) 762-2900


Attorneys for Plaintiff
GREYSTONE COMMUNICATIONS, INC.

JOSEPH R. TAYLOR
STEIN & KAHAN, A Law Corporation
1299 Ocean Avenue, 4th Floor
Santa Monica, California 90401
(310) 458-6900

Attorneys for Defendant
AMERICAN ARTISTS FILM CORPORATION


                   SUPERIOR COURT OF THE STATE OF CALIFORNIA

                         IN THE COUNTY OF LOS ANGELES

GREYSTONE COMMUNICATIONS, INC., a  )  Case No.
California corporation,            )
                                   )  STIPULATION FOR CONFIRMATION OF
                 Plaintiffs,       )  ARBITRATION AWARD AND ENTRY OF
                                   )  JUDGEMENT
     vs.                           )
                                   )
AMERICAN ARTISTS FILM              )
CORPORATION, a Georgia corporation,)
                                   )
                 Defendants,       )
___________________________________)


     IT IS HEREBY STIPULATED AND AGREED by and between Greystone Communications, Inc. (Greystone) and American Artists Film Corporation (American Artists), through their respective undersigned counsel of record, that the award of the American Arbitration Association Arbitrator, a true and correct copy of which is attached hereto and incorporated herein as Exhibit A, in favor of Greystone and against American Artists shall be CONFIRMED and ENTERED as a JUDGEMENT against American Artists and in favor of Greystone, and that Greystone and American Artists WAIVE any and all objections to the confirmation of the arbitration award as the judgement of this Court. Each party shall bear its own attorneys' fees and costs.

DATED: 5/29/97                      SHINAAN S. KRAKOWSKY
      --------


                                    By: /s/ Shinaan S. Krakowsky
                                        ----------------------------------
                                           Shinaan S. Krakowsky

                                    Attorneys for Plaintiff GREYSTONE
                                    COMMUNICATIONS, INC.


DATED: 6-23-97                      STEIN & KAHAN, A Law Corporation
      --------


                                    By: /s/ Joseph R. Taylor
                                        ----------------------------------
                                            Joseph R. Taylor


                                    Attorneys for Defendant
                                    AMERICAN ARTISTS FILM CORPORATION

SHINAAN S. KRAKOWSKY
4705 Laurel Canyon Blvd., 5th Floor
Valley Village, California 916073
(818) 762-2900

Attorneys for Plaintiff
GREYSTONE COMMUNICATIONS, INC.

JOSEPH R. TAYLOR
STEIN & KAHAN, A Law Corporation
1299 Ocean Avenue, 4th Floor
Santa Monica, California 90401
(310) 458-6900

Attorneys for Defendant
AMERICAN ARTISTS FILM CORPORATION




                        SUPERIOR COURT OF FULTON COUNTY

                            OF THE STATE OF GEORGIA


GREYSTONE COMMUNICATIONS, INC., a   )    Case No.
California corporation,             )
                                    )    STIPULATION FOR CONFIRMATION OF
                Plaintiffs,         )    ARBITRATION AWARD AND ENTRY OF
                                    )    JUDGEMENT
       vs.                          )
                                    )
AMERICAN ARTISTS FILM               )
CORPORATION, a Georgia corporation, )
                                    )
                                    )
                Defendants.         )
____________________________________)

     IT IS HEREBY STIPULATED AND AGREED by and between Greystone Communications, Inc. (Greystone) and American Artists Film Corporation (American Artists), through their respective undersigned counsel of record, that the award of the American Arbitration Association Abritrator, a true and correct copy of which is attached hereto and incorporated herein as Exhibit A, in favor of Greystone and against American Artists shall be CONFIRMED and ENTERED as a JUDGEMENT against American Artists and in favor of Greystone, and that Greystone and American Artists WAIVE any and all objections to the confirmation of the arbitration award as, the judgement of this Court. Each party shall bear its own attorneys' fees and costs.

DATED: 5/29/97                          SHINAAN S. KRAKOWSKY
      ---------------
                                        By  /s/ Shinaan S. Krakowsky
                                          -----------------------------------
                                            Shinaan S. Krakowsky

                                        Attorneys for Plaintiff GREYSTONE
                                        COMMUNICATIONS, INC.

DATED: 6-23-97                          STEIN & KAHAN, A Law Corporation
      ---------------
                                        By  /s/ Joseph R. Taylor
                                          -----------------------------------
                                            Joseph R. Taylor

                                        Attorneys for Defendant
                                        AMERICAN ARTISTS FILM CORPORATION

                                   Exhibit C

                CAST & CREW RESIDUAL CAST CONFIRMATION REQUEST
--------------------------------------------------------------------------------

    CLIENT: GREYSTONE COMMUNICATIONS INC             DATE: 04/08/97
            -------------------------------               ----------------------
PRODUCTION: ANGELS2:POWER OF ANGELS               EPISODE:______________________
            -------------------------------
      TYPE: QTR 09/30/96                             #1522
            ------------
================================================================================
CAST & CREW WILL NEED THE FOLLOWING INFORMATION BEFORE WE CAN COMPLETE THE
ABOVE MENTIONED RESIDUALS:
================================================================================
               DEAR SHINAAN,,
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
               HERE IS INVOICE 333455.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
               IF THERE ARE NO CHANGES, PLEASE SIGN BELOW AND RETURN TO ME.
--------------------------------------------------------------------------------
               FAX (818) 848 - 9484
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
               WHEN WE RECEIVE THIS FORM AND PAYMENT,CHECKS WILL THEN BE
--------------------------------------------------------------------------------
               PROCESSED.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
               IF YOU HAVE ANY QUESTIONS, PLEASE CALL ME.
--------------------------------------------------------------------------------
               (818) 848 - 6022
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
               THANK YOU
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
             MEL BESHEER
--------------------------------------------------------------------------------
               RESIDUALS
================================================================================
IF THE ENCLOSED WORKSHEET REQUIRES ANY CHANGES PLEASE LIST BELOW:
================================================================================

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

CHANGES REQUESTED BY:__________________________          DATE:__________________

   FINAL APPROVAL BY: /s/ Shinaan S. Krakowsky           DATE:  4/24/97
                     ---------------------------              ------------------
  PROCESS CHECKS?:         Yes                           DATE:  4/24/97
                     ---------------------------              ------------------

[LETTERHEAD OF CAST & CREW TALENT SERVICES, INC.]


GREYSTONE COMMUNICATIONS, INC.                              Invoice:  333455
ATTN:  SHINAAN KRAKOWSKY
4705 LAUREL CANYON BLVD.                                       Date:  04/04/97
5TH FLOOR                                                     Terms:  C.O.D.
VALLEY VILLAGE, CA 91607                                    Contact:  mel
                                                             Client:  789/4

          Payroll charges for RES.SAG QTR 09/30/95 for week ending 04/05/97.

                                POWER OF ANGELS     #1522

------------------------------------------------------------------------------
ANGELINA, DIANA            ACTORS, ACTRE Flat amount                  24.19
BROCK, PHILLIP L.          ACTORS, ACTRE Flat amount                  24.19
BRONSON, KIMBERLI          ACTORS, ACTRE Flat amount                  48.37
BUCKNER, INA               ACTORS, ACTRE Flat amount                  24.19
FULLER, WILLIAM            ACTORS, ACTRE Flat amount                  24.19
HUTTON, PATRICIA B.        ACTORS, ACTRE Flat amount                  24.19
JOHNSON, BOBBY             ACTORS, ACTRE Flat amount                  48.37
KOVAL, BARBARA A.          ACTORS, ACTRE Flat amount                  48.37
LILLY, ROBIN               ACTORS, ACTRE Flat amount                  72.56
MAC GREEVY, THOMAS         ACTORS, ACTRE Flat amount                  48.37
MC MAHON, SHAWNA           ACTORS, ACTRE Flat amount                  48.37
MINOR, ROBERT L.           ACTORS, ACTRE Flat amount                  48.37
MIRAULT, DON               ACTORS, ACTRE Flat amount                  24.19
MONROE, STEVE              ACTORS, ACTRE Flat amount                  24.19
NEALY, FRANCES             ACTORS, ACTRE Flat amount                  24.19
NELSON, STUART             ACTORS, ACTRE Flat amount                  24.19
SEAMAN, RICK               ACTORS, ACTRE Flat amount                  24.19
WELCH, LATONYA             ACTORS, ACTRE Flat amount                  24.19
YOAKIM VALLEY PRODUCTION   ACTORS, ACTRE Flat amount                 665.11
------------------------   ------------------------------------- -------------

GROSS WAGES                                                        1,293.98

PAYROLL TAXES FICA                6.20% on $628.87                    39.00
PAYROLL TAXES Medicare            1.45% on $628.87                     9.10
PAYROLL TAXES FUI                 0.80% on $628.87                     5.01
PAYROLL TAXES CA SUI              5.40% on $580.50                    31.38
PAYROLL TAXES FL SUI              5.40% on $48.37                      2.61
SAG PHW                          12.50% on $1,293.98                 161.73

[LETTERHEAD OF CAST & CREW TALENT SERVICES, INC.]


Invoice #333455 (continued)                                            Page 2

HANDLING                                $4.00 flat X 18                72.00
HANDLING                                 1.50% on $665.11               9.98

TOTAL FRINGE                                                          330.81

TOTAL AMOUNT DUE                                                   $1,624.79
                                                                 =============

====================================================================================================================================

04/08/97                                              Cast & Crew Talent                                                      Page 1
 4:49 pm                                         -- Employee Fringe Report --                                               [fringe]

====================================================================================================================================
      Batch number:       94100
    Invoice number:      333455     Week Ending: 04/05/97
Production Company:         789     GREYSTONE COMMUNICATIONS, INC.
           Project:           4     POWER OF ANGELS

ANGELINA, DIANA                    ###-##-####    M/S: S  EXM: 1                    YTD GROSS:        176.40  GROSS:           24.19
                                                  RES ST: CA  WORK ST: CA                                       NET:           22.22
          GREYSTONE COMMUNICATIONS, INC. POWER OF ANGELS                           SAG ACTORS, ACTRESSES
                      EARNINGS                  24.19  TAXES                    3.35  PENSION                 3.02
                      -------------------------------  -----------------------------  ----------------------------
Chk: 0                Residual                  24.19  FICA                     1.85  HANDLING                4.00
                                                                                      ----------------------------
Seq: 70186640                                          FUI                      0.19
Check Date:                                            SUI                      1.31  Outstanding Vac         0.00
WkEnd Date: 04/05/97                                                                  Outstanding Hol         0.00
Invoice #: 333455

                          ACCOUNT             SER  LOC  SET  INS  FREE       HOURS       AMOUNT
                          ------------------- ---- ---- ---- ---- ---- -----------  -----------
                                                                              0.00        34.56
 ....................................................................................................................................

BROCK, PHILLIP L.                  ###-##-####    M/S: S  EXM: 1                    YTD GROSS:        176.40  GROSS:           24.19
                                                  RES ST: CA  WORK ST: CA                                       NET:           22.22
          GREYSTONE COMMUNICATIONS, INC. POWER OF ANGELS                           SAG ACTORS, ACTRESSES
                      EARNINGS                  24.19  TAXES                    3.35  PENSION                 3.02
                      -------------------------------  -----------------------------  ----------------------------
Chk: 0                Residual                  24.19  FICA                     1.85  HANDLING                4.00
                                                                                      ----------------------------
Seq: 70186619                                          FUI                      0.19
Check Date:                                            SUI                      1.31  Outstanding Vac         0.00
WkEnd Date: 04/05/97                                                                  Outstanding Hol         0.00
Invoice #: 333455

                          ACCOUNT              SER  LOC  SET  INS  FREE       HOURS       AMOUNT
                          -------------------- ---- ---- ---- ---- ---- -----------  -----------
                                                                               0.00        34.56
 ....................................................................................................................................

BRONSON, KIMBERLI                  ###-##-####    M/S: S  EXM: 1                    YTD GROSS:        352.80  GROSS:           48.37
                                                  RES ST: FL  WORK ST:  FL                                      NET:           44.67
          GREYSTONE COMMUNICATIONS, INC. POWER OF ANGELS                           SAG ACTORS, ACTRESSES
                      EARNINGS                  48.37  TAXES                    6.70  PENSION                 6.05
                      -------------------------------  -----------------------------  ----------------------------
Chk: 0                Residual                  48.37  FICA                     3.70  HANDLING                4.00
                                                                                      ----------------------------
Seq: 70186628                                          FUI                      0.39
Check Date:                                            SUI                      2.61  Outstanding Vac         0.00
WkEnd Date: 04/05/97                                                                  Outstanding Hol         0.00
Invoice #: 333455

                          ACCOUNT              SER  LOC  SET  INS  FREE       HOURS       AMOUNT
                          -------------------- ---- ---- ---- ---- ---- -----------  -----------
                                                                               0.00        65.12
 ....................................................................................................................................

====================================================================================================================================
04/08/97                                                    Cast & Crew Talent                                         Page 2
                                                       -- Employee Fringe Report --                                   [fringe]
====================================================================================================================================
BUCKNER, INA                        ###-##-####    M/S: S  EXM: 1              YTD GROSS:          176.40 GROSS:        24.19
                                                   RES ST: CA WORK ST: CA                                   NET:        22.22
          GREYSTONE COMMUNICATIONS, INC. POWER OF ANGELS                       SAG ACTORS, ACTRESSES
                    EARNINGS                        24.19   TAXES           3.35  PENSION                    3.02
                    -------------------------------------   --------------------  -------------------------------
Chk: 0              Residual                        24.19   FICA            1.85  HANDLING                   4.00
                                                                                  -------------------------------
Seq: 70186659
Check Date:                                                 FUI             0.19  Outstanding Vac            0.00
WkEnd Date: 04/05/97                                        SUI             1.31  Outstanding Hol            0.00
Invoice #: 333455

                              ACCOUNT           SER  LOC  SET  INS  FREE   HOURS     AMOUNT
                              ----------------  ---- ---- ---- ---- ---- ------- ----------
                                                                            0.00      34.56
 ....................................................................................................................................

FULLER, WILLIAM                     ###-##-####    M/S: S  EXM: 1             YTD GROSS:     176.40    GROSS:           24.19
                                                   RES ST: CA WORK ST: CA                                NET:           22.22
          GREYSTONE COMMUNICATIONS, INC. POWER OF ANGELS                       SAG ACTORS, ACTRESSES
                    EARNINGS                        24.19   TAXES           3.35  PENSION                 3.02
                    -------------------------------------   --------------------  ----------------------------
Chk: 0              Residual                        24.19   FICA            1.85  HANDLING                4.00
                                                                                  ----------------------------
Seq: 70186634                                               FUI             0.19
Check Date:                                                 SUI             1.31  Outstanding Vac         0.00
WKEnd Date: 04/05/97                                                              Outstanding Hol         0.00
Invoice #: 333455

                              ACCOUNT           SER  LOC  SET  INS  FREE   HOURS     AMOUNT
                              ----------------  ---- ---- ---- ---- ---- ------- ----------
                                                                            0.00      34.56
 ....................................................................................................................................

HUTTON, PATRICIA B.                 ###-##-####    M/S: M  EXM: 1             YTD GROSS:     176.40    GROSS:           24.19
                                                   RES ST: CA WORK ST: CA                                NET:           22.22
          GREYSTONE COMMUNICATIONS, INC. POWER OF ANGELS                       SAG ACTORS, ACTRESSES
                    EARNINGS                        24.19   TAXES           3.35  PENSION                 3.02
                    -------------------------------------   --------------------  ----------------------------
Chk: 0              Residual                        24.19   FICA            1.85  HANDLING                4.00
                                                                                  ----------------------------
Seq: 70186639                                               FUI             0.19
Check Date:                                                 SUI             1.31  Outstanding Vac         0.00
WKEnd Date: 04/05/97                                                              Outstanding Hol         0.00
Invoice #: 333455

                              ACCOUNT           SER  LOC  SET  INS  FREE   HOURS     AMOUNT
                              ----------------  ---- ---- ---- ---- ---- ------- ----------
                                                                            0.00      34.56
 ....................................................................................................................................

JOHNSON, BOBBY                      ###-##-####    M/S: S  EXM: 1             YTD GROSS:     352.80    GROSS:           48.37
                                                   RES ST: CA WORK ST: CA                                NET:           44.43
          GREYSTONE COMMUNICATIONS, INC. POWER OF ANGELS                       SAG ACTORS, ACTRESSES
                    EARNINGS                        48.37   TAXES           6.70  PENSION                 6.05
                    -------------------------------------   --------------------  ----------------------------
Chk: 0              Residual                        48.37   FICA            3.70  HANDLING                4.00
                                                                                  ----------------------------
Seq: 70186647                                               FUI             0.39
Check Date:                                                 SUI             2.61  Outstanding Vac         0.00
WKEnd Date: 04/05/97                                                              Outstanding Hol         0.00
Invoice #: 333455

                              ACCOUNT           SER  LOC  SET  INS  FREE   HOURS     AMOUNT
                              ----------------  ---- ---- ---- ---- ---- ------- ----------
                                                                            0.00      65.12
 ....................................................................................................................................

====================================================================================================================================

04/08/97                                              Cast & Crew Talent                                                      Page 3
                                                 -- Employee Fringe Report --                                               [fringe]

====================================================================================================================================
KOVAL, BARBARA A.                  ###-##-####    M/S: S  EXM: 999                  YTD GROSS:        352.80  GROSS:           48.37
                                                  RES ST: CA  WORK ST: CA                                       NET:           44.43
          GREYSTONE COMMUNICATIONS, INC. POWER OF ANGELS                           SAG ACTORS, ACTRESSES
                      EARNINGS                  48.37  TAXES                    6.70  PENSION                 6.05
                      -------------------------------  -----------------------------  ----------------------------
Chk: 0                Residual                  48.37  FICA                     3.70  HANDLING                4.00
                                                                                      ----------------------------
Seq: 70186631                                          FUI                      0.39
Check Date:                                            SUI                      2.61  Outstanding Vac         0.00
WkEnd Date: 04/05/97                                                                  Outstanding Hol         0.00
Invoice #: 333455

                          ACCOUNT             SER  LOC  SET  INS  FREE       HOURS       AMOUNT
                          ------------------- ---- ---- ---- ---- ---- -----------  -----------
                                                                              0.00       65.12
 ....................................................................................................................................

LILLY, ROBIN                       ###-##-####    M/S: S  EXM: 1                    YTD GROSS:        882.00  GROSS:           72.56
                                                  RES ST: CA  WORK ST: CA                                       NET:           66.65
          GREYSTONE COMMUNICATIONS, INC. POWER OF ANGELS                           SAG ACTORS, ACTRESSES
                      EARNINGS                  72.56  TAXES                   10.05  PENSION                 9.07
                      -------------------------------  -----------------------------  ----------------------------
Chk: 0                Residual                  72.56  FICA                     5.55  HANDLING                4.00
                                                                                      ----------------------------
Seq: 70186621                                          FUI                      0.58
Check Date:                                            SUI                      3.92  Outstanding Vac         0.00
WkEnd Date: 04/05/97                                                                  Outstanding Hol         0.00
Invoice #: 333455

                          ACCOUNT              SER  LOC  SET  INS  FREE       HOURS       AMOUNT
                          -------------------- ---- ---- ---- ---- ---- -----------  -----------
                                                                               0.00        95.68
 ....................................................................................................................................

MAC GREEVY, THOMAS                 ###-##-####    M/S: S  EXM: 1                    YTD GROSS:        352.80  GROSS:           48.37
                                                  RES ST: CA  WORK ST: CA                                       NET:           44.43
          GREYSTONE COMMUNICATIONS, INC. POWER OF ANGELS                           SAG ACTORS, ACTRESSES
                      EARNINGS                  48.37  TAXES                    6.70  PENSION                 6.05
                      -------------------------------  -----------------------------  ----------------------------
Chk: 0                Residual                  48.37  FICA                     3.70  HANDLING                4.00
                                                                                      ----------------------------
Seq: 70186624                                          FUI                      0.39
Check Date:                                            SUI                      2.61  Outstanding Vac         0.00
WkEnd Date: 04/05/97                                                                  Outstanding Hol         0.00
Invoice #: 333455

                          ACCOUNT              SER  LOC  SET  INS  FREE       HOURS       AMOUNT
                          -------------------- ---- ---- ---- ---- ---- -----------  -----------
                                                                               0.00        65.12
 ....................................................................................................................................

MC MAHON, SHAWNA                   ###-##-####    M/S: S  EXM: 1                    YTD GROSS:         48.37  GROSS:           48.37
                                                  RES ST: CA  WORK ST: CA                                       NET:           44.43
          GREYSTONE COMMUNICATIONS, INC. POWER OF ANGELS                           SAG ACTORS, ACTRESSES
                      EARNINGS                  48.37  TAXES                    6.70  PENSION                 6.05
                      -------------------------------  -----------------------------  ----------------------------
Chk: 0                Residual                  48.37  FICA                     3.70  HANDLING                4.00
                                                                                      ----------------------------
Seq: 70186623                                          FUI                      0.39
Check Date:                                            SUI                      2.61  Outstanding Vac         0.00
WkEnd Date: 04/05/97                                                                  Outstanding Hol         0.00
Invoice #: 333455

                          ACCOUNT              SER  LOC  SET  INS  FREE       HOURS       AMOUNT
                          -------------------- ---- ---- ---- ---- ---- -----------  -----------
                                                                               0.00        65.12
 ....................................................................................................................................

====================================================================================================================================

04/08/97                                              Cast & Crew Talent                                                      Page 4
                                                 -- Employee Fringe Report --                                               [fringe]

====================================================================================================================================
MINOR, ROBERT L.                   ###-##-####    M/S: M  EXM: 9                    YTD GROSS:        352.80  GROSS:           48.37
                                                  RES ST: CA  WORK ST: CA                                       NET:           44.43
          GREYSTONE COMMUNICATIONS, INC. POWER OF ANGELS                           SAG ACTORS, ACTRESSES
                      EARNINGS                  48.37  TAXES                    6.70  PENSION                 6.05
                      -------------------------------  -----------------------------  ----------------------------
Chk: 0                Residual                  48.37  FICA                     3.70  HANDLING                4.00
                                                                                      ----------------------------
Seq: 70186648                                          FUI                      0.39
Check Date:                                            SUI                      2.61  Outstanding Vac         0.00
WkEnd Date: 04/05/97                                                                  Outstanding Hol         0.00
Invoice #: 333455

                          ACCOUNT             SER  LOC  SET  INS  FREE       HOURS       AMOUNT
                          ------------------- ---- ---- ---- ---- ---- -----------  -----------
                                                                              0.00       65.12
 ....................................................................................................................................

MIRAULT, DON                       ###-##-####    M/S: S  EXM: 1                    YTD GROSS:        176.40  GROSS:           24.19
                                                  RES ST: CA  WORK ST: CA                                       NET:           22.22
          GREYSTONE COMMUNICATIONS, INC. POWER OF ANGELS                           SAG ACTORS, ACTRESSES
                      EARNINGS                  24.19  TAXES                    3.35  PENSION                 3.02
                      -------------------------------  -----------------------------  ----------------------------
Chk: 0                Residual                  24.19  FICA                     1.85  HANDLING                4.00
                                                                                      ----------------------------
Seq: 70186637                                          FUI                      0.19
Check Date:                                            SUI                      1.31  Outstanding Vac         0.00
WkEnd Date: 04/05/97                                                                  Outstanding Hol         0.00
Invoice #: 333455

                          ACCOUNT              SER  LOC  SET  INS  FREE       HOURS       AMOUNT
                          -------------------- ---- ---- ---- ---- ---- -----------  -----------
                                                                               0.00        34.56
 ....................................................................................................................................

MONROE, STEVE                      ###-##-####    M/S: S  EXM: 1                    YTD GROSS:        176.40  GROSS:           24.19
                                                  RES ST: CA  WORK ST: CA                                       NET:           22.22
          GREYSTONE COMMUNICATIONS, INC. POWER OF ANGELS                           SAG ACTORS, ACTRESSES
                      EARNINGS                  24.19  TAXES                    3.35  PENSION                 3.02
                      -------------------------------  -----------------------------  ----------------------------
Chk: 0                Residual                  24.19  FICA                     1.85  HANDLING                4.00
                                                                                      ----------------------------
Seq: 70186655                                          FUI                      0.19
Check Date:                                            SUI                      1.31  Outstanding Vac         0.00
WkEnd Date: 04/05/97                                                                  Outstanding Hol         0.00
Invoice #: 333455

                          ACCOUNT              SER  LOC  SET  INS  FREE       HOURS       AMOUNT
                          -------------------- ---- ---- ---- ---- ---- -----------  -----------
                                                                               0.00        34.56
 ....................................................................................................................................

NEALY, FRANCIS                     ###-##-####    M/S: S  EXM: 1                    YTD GROSS:        176.40  GROSS:           24.19
                                                  RES ST: CA  WORK ST: CA                                       NET:           22.22
          GREYSTONE COMMUNICATIONS, INC. POWER OF ANGELS                           SAG ACTORS, ACTRESSES
                      EARNINGS                  24.19  TAXES                    3.35  PENSION                 3.02
                      -------------------------------  -----------------------------  ----------------------------
Chk: 0                Residual                  24.19  FICA                     1.85  HANDLING                4.00
                                                                                      ----------------------------
Seq: 70186653                                          FUI                      0.19
Check Date:                                            SUI                      1.31  Outstanding Vac         0.00
WkEnd Date: 04/05/97                                                                  Outstanding Hol         0.00
Invoice #: 333455

                          ACCOUNT              SER  LOC  SET  INS  FREE       HOURS       AMOUNT
                          -------------------- ---- ---- ---- ---- ---- -----------  -----------
                                                                               0.00        34.56
 ....................................................................................................................................

====================================================================================================================================

04/08/97                                              Cast & Crew Talent                                                      Page 5
                                                 -- Employee Fringe Report --                                               [fringe]

====================================================================================================================================
NELSON, STUART                     ###-##-####    M/S: S  EXM: 1                    YTD GROSS:        176.40  GROSS:           24.19
                                                  RES ST: CA  WORK ST: CA                                       NET:           22.22
          GREYSTONE COMMUNICATIONS, INC. POWER OF ANGELS                           SAG ACTORS, ACTRESSES
                      EARNINGS                  24.19  TAXES                    3.35  PENSION                 3.02
                      -------------------------------  -----------------------------  ----------------------------
Chk: 0                Residual                  24.19  FICA                     1.85  HANDLING                4.00
                                                                                      ----------------------------
Seq: 70186630                                          FUI                      0.19
Check Date:                                            SUI                      1.31  Outstanding Vac         0.00
WkEnd Date: 04/05/97                                                                  Outstanding Hol         0.00
Invoice #: 333455

                          ACCOUNT             SER  LOC  SET  INS  FREE       HOURS       AMOUNT
                          ------------------- ---- ---- ---- ---- ---- -----------  -----------
                                                                              0.00        34.56
 ....................................................................................................................................

POWERS, STEFANIE                   ###-##-####    M/S: EXM: 0                       YTD GROSS:        613.20  GROSS:          665.11
YOAKIM VALLEY PRODUCTIONS          95-3755629     RES ST: CA  WORK ST: CA                                       NET:          665.11
          GREYSTONE COMMUNICATIONS, INC. POWER OF ANGELS                           SAG ACTORS, ACTRESSES
                      EARNINGS                 665.11                                 PENSION                83.14
                      -------------------------------                                 ----------------------------
Chk: 0                Residual                 665.11                                 HANDLING                9.98
                                                                                      ----------------------------
Seq: 70186662
Check Date:                                                                           Outstanding Vac         0.00
WkEnd Date: 04/05/97                                                                  Outstanding Hol         0.00
Invoice #: 333455

                          ACCOUNT              SER  LOC  SET  INS  FREE       HOURS       AMOUNT
                          -------------------- ---- ---- ---- ---- ---- -----------  -----------
                                                                               0.00       758.23
 ....................................................................................................................................

SEAMAN, RICK                       ###-##-####    M/S: M  EXM: 9                    YTD GROSS:        176.40  GROSS:           24.19
                                                  RES ST: CA  WORK ST: CA                                       NET:           22.22
          GREYSTONE COMMUNICATIONS, INC. POWER OF ANGELS                           SAG ACTORS, ACTRESSES
                      EARNINGS                  24.19  TAXES                    3.35  PENSION                 3.02
                      -------------------------------  -----------------------------  ----------------------------
Chk: 0                Residual                  24.19  FICA                     1.85  HANDLING                4.00
                                                                                      ----------------------------
Seq: 70186650                                          FUI                      0.19
Check Date:                                            SUI                      1.31  Outstanding Vac         0.00
WkEnd Date: 04/05/97                                                                  Outstanding Hol         0.00
Invoice #: 333455

                          ACCOUNT              SER  LOC  SET  INS  FREE       HOURS       AMOUNT
                          -------------------- ---- ---- ---- ---- ---- -----------  -----------
                                                                               0.00        34.56
 ....................................................................................................................................

WELCH, LATONYA                     ###-##-####    M/S: S  EXM: 1                    YTD GROSS:        176.40  GROSS:           24.19
                                                  RES ST: CA  WORK ST: CA                                       NET:           22.22
          GREYSTONE COMMUNICATIONS, INC. POWER OF ANGELS                           SAG ACTORS, ACTRESSES
                      EARNINGS                  24.19  TAXES                    3.35  PENSION                 3.02
                      -------------------------------  -----------------------------  ----------------------------
Chk: 0                Residual                  24.19  FICA                     1.85  HANDLING                4.00
                                                                                      ----------------------------
Seq: 70186651                                          FUI                      0.19
Check Date:                                            SUI                      1.31  Outstanding Vac         0.00
WkEnd Date: 04/05/97                                                                  Outstanding Hol         0.00
Invoice #: 333455

                          ACCOUNT              SER  LOC  SET  INS  FREE       HOURS       AMOUNT
                          -------------------- ---- ---- ---- ---- ---- -----------  -----------
                                                                               0.00        34.56
 ....................................................................................................................................

====================================================================================================================================
04/08/97                                                       Cast & Crew Talent                                       Page 6
                                                         -- Employee Fringe Report --                                  [fringe]
====================================================================================================================================
GRAND TOTAL                                                                                                    GROSS:       1,293.98
                                                                                                                 NET:       1,243.00
                 EARNINGS             1,293.98   TAXES                  87.10     PENSION               161.73
                 -----------------------------   ----------------------------     ----------------------------
                 Residual             1,293.98   FICA                   48.10     HANDLING               81.98
                                                 FUI                     5.01
                                                 SUI                    33.99

                         ACCOUNT      SER  LOC   SET  INS  FREE         HOURS        AMOUNT
                         ------------ ---- ----  ---- ---- ----- ------------ -------------
                                                                         0.00      1,624.79


====================================================================================================================================
                                               --- End of Employee Fringe Report ---
====================================================================================================================================

[LETTERHEAD OF CAST & CREW TALENT SERVICES, INC.]

GREYSTONE COMMUNICATIONS, INC.                             Invoice: 333428
ATTN: SHINAAN KRAKOWSKY
4705 LAUREL CANYON BLVD.                                       Date: 04/04/97
5TH FLOOR                                                     Terms: C.O.D.
VALLEY VILLAGE, CA 91607                                    Contact: mel
                                                             Client: 789/3
                                                                    # 1520
     Payroll charges for RES.SAG QTR 09/30/95 for week ending 04/05/97.

                               MYSTERY OF ANGELS

-----------------------------------------------------------------------------------------------------------------------------------
DUKE, PATTY                                            ACTORS, ACTRE Flat amount                             7,652.09
LEBER, JAMES J.                                        ACTORS, ACTRE Flat amount                               263.87
------------------------------------------------------ ------------- --------------------------------------- ----------------------
GROSS WAGES                                                                                                  7,915.96

PAYROLL TAXES FICA                                         6.20% on $7,915.96                                  490.79
PAYROLL TAXES Medicare                                     1.45% on $7,915.96                                  114.79
PAYROLL TAXES FUI                                          0.80% on $5,241.87                                   41.93
PAYROLL TAXES CA SUI                                       5.40% on $4,978.00                                  268.81
PAYROLL TAXES NY SUI                                       5.40% on $263.87                                     14.25
SAG PHW                                                   12.50% on $7,915.96                                  989.46

HANDLING                                                 Flat amount                                             4.00
HANDLING                                                   1.50% on $7,652.09                                  114.78

TOTAL FRINGE                                                                                                 2,038.84

TOTAL AMOUNT DUE                                                                                            $9,954.80
                                                                                                         ===============

====================================================================================================================================
???                                                  Cast & Crew Talent                                               Page 1
???                                              -- Employee Fringe Report --                                         [fringe]
====================================================================================================================================
      Batch number:  94085
    Invoice Number: 333428     Week Ending: 04/05/97
Production Company:    789     GREYSTONE COMMUNICATIONS, INC.
           Project:      3      MYSTERY OF ANGELS


DUKE, PATTY                             ###-##-####         M/S: S  EXM: 1           YTD GROSS:     1,078.40  GROSS:    7,652.09
                                                            RES ST: CA WORK ST: CA                              NET:    3,757.91
          GREYSTONE COMMUNICATIONS, INC. MYSTERY OF ANGELS                          SAG ACTORS, ACTRESSES
                      EARNINGS                    7,652.09       TAXES         894.02  PENSION               956.51
                      ------------------------------------       --------------------  ----------------------------
Chk: 0                Residual                    7,652.09       FICA          585.39  HANDLING              114.78
                                                                                       ----------------------------
Seq: 70186597                                                    FUI            39.82
Check Date:                                                      SUI           268.81  Outstanding Vac         0.00
WKEnd Date: 04/05/97                                                                   Outstanding Hol         0.00
Invoice #: 333428

                                   ACCOUNT        SER  LOC  SET  INS  FREE      HOURS          AMOUNT
                                   -------------- ---- ---- ---- ---- ---- ---------- ---------------
                                                                                 0.00        9,617.40

 ....................................................................................................................................

LEBER, JAMES J.                         ###-##-####         M/S: S  EXM: 1           YTD GROSS:       194.00  GROSS:      263.87
                                                            RES ST: NY WORK ST: NY                              NET:      214.97
          GREYSTONE COMMUNICATIONS, INC. MYSTERY OF ANGELS                          SAG ACTORS, ACTRESSES
                      EARNINGS                      263.87       TAXES          36.55  PENSION                32.98
                      ------------------------------------       --------------------  ----------------------------
Chk: 0                Residual                      263.87       FICA           20.19  HANDLING                4.00
                                                                                       ----------------------------
Seq: 70186611                                                    FUI             2.11
Check Date:                                                      SUI            14.25  Outstanding Vac         0.00
WKEnd Date: 04/05/97                                                                   Outstanding Hol         0.00
Invoice #: 333428

                                   ACCOUNT        SER  LOC  SET  INS  FREE      HOURS          AMOUNT
                                   -------------- ---- ---- ---- ---- ---- ---------- ---------------
                                                                                 0.00          337.40
 ....................................................................................................................................

GRAND TOTAL                                                                                                   GROSS:    7,915.96
                                                                                                                NET:    3,972.88

                      EARNINGS                    7,915.96       TAXES         930.57   PENSION              989.49
                      ------------------------------------       --------------------  ----------------------------
                      Residual                    7,915.96       FICA          605.58  HANDLING              118.78
                                                                                       ----------------------------
                                                                 FUI            41.93
                                                                 SUI           283.06

                                   ACCOUNT        SER  LOC  SET  INS  FREE      HOURS          AMOUNT
                                   -------------- ---- ---- ---- ---- ---- ---------- ---------------
                                                                                 0.00        9,954.80

====================================================================================================================================
                                             --- End of Employee Fringe Report ---
====================================================================================================================================

                CAST & CREW RESIDUAL CAST CONFIRMATION REQUEST
--------------------------------------------------------------------------------

    CLIENT:    GREYSTONE COMMUNICATIONS INC              DATE: 04/08/97
               ----------------------                         -----------------
PRODUCTION:    ANGELS 1:MYSTERY OF ANGLES             EPISODE:_________________
               ----------------------
      TYPE:    QTR 09/30/96                              #1512
               ----------------------
================================================================================
CAST & CREW WILL NEED THE FOLLOWING INFORMATION BEFORE WE CAN COMPLETE THE ABOVE MENTIONED RESIDUALS:
================================================================================
               DEAR SHINAAN,
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
               HERE IS INVOICE 333428
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
               IF THERE ARE NO CHANGES, PLEASE SIGN BELOW AND RETURN TO ME.
--------------------------------------------------------------------------------
               FAX (818) 848 - 9484
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
               WHEN WE RECEIVE THIS FORM AND PAYMENT, CHECKS WILL THEN BE
--------------------------------------------------------------------------------
               PROCESSED.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
               IF YOU HAVE ANY QUESTIONS, PLEASE CALL ME.
--------------------------------------------------------------------------------
               (818) 848 - 6022
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
               THANK YOU
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
               MEL BESHEER
--------------------------------------------------------------------------------
               RESIDUALS
================================================================================
IF THE ENCLOSED WORKSHEET REQUIRES ANY CHANGES PLEASE LIST BELOW:
================================================================================

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

CHANGES REQUESTED BY:______________________________      DATE: _________________

     FINAL APPROVAL BY: /s/ Shinaan S. Krakowsky         DATE: 4/24/97
                        ---------------------------           ------------------

PROCESS CHECKS?: Yes                                     DATE: 4/24/97
                 ----------------------------------           ------------------

               CAST & CREW RESIDUAL CAST CONFIRMATION REQUEST
--------------------------------------------------------------------------------
     CLIENT:   GREYSTONE COMMUNICATIONS INC             DATE: 04/08/97
               ----------------------------                  -------------------
 PRODUCTION:   ANGELS: MYSTERY OF ANGELS             EPISODE:___________________
               -------------------------
       TYPE:   NET 2ND RUN                              #1521
               -----------
================================================================================
CAST & CREW WILL NEED THE FOLLOWING INFORMATION BEFORE WE CAN COMPLETE THE ABOVE MENTIONED RESIDUALS:
================================================================================
               DEAR SHINAAN,
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
               HERE IS INVOICE 333404.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
               IF THERE ARE NO CHANGES, PLEASE SIGN BELOW AND RETURN TO ME.
--------------------------------------------------------------------------------
               FAX (818) 848 - 9484
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
               WHEN WE RECEIVE THIS FORM AND PAYMENT, CHECKS WILL THEN BE PROCESSED.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
               IF YOU HAVE ANY QUESTIONS, PLEASE CALL ME.
--------------------------------------------------------------------------------
               (818) 848 - 6022
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
               THANK YOU
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
               MEL BESHEER
--------------------------------------------------------------------------------
               RESIDUALS
================================================================================
IF THE ENCLOSED WORKSHEET REQUIRES ANY CHANGES PLEASE LIST BELOW:
================================================================================

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

CHANGES REQUESTED BY:_______________________           DATE:_________________

  FINAL APPROVAL BY: /s/ Shinaan S. Krakowsky          DATE:    4/24/97
                   --------------------------                -----------------
   PROCESS CHECKS?:      Yes                           DATE:    4/24/97
                    -------------------------                -----------------

[LETTERHEAD OF CAST & CREW TALENT SERVICES, INC.]


GREYSTONE COMMUNICATIONS, INC.                  INVOICE: 333404
ATTN: SHINAAN KRAKOWSKY
4705 LAUREL CANYON BLVD.                           Date: 04/04/97
5TH FLOOR                                         Terms: C.O.D.
VALLEY VILLAGE, CA 91607                        Contact: mel
                                                 Client: 789/3
                                                         #1520

     Payroll charges for RES.SAG 2ND NET P/T RUN for week ending 04/05/97.

                              MYSTERY OF ANGELS

----------------------------------------------------------------------------
DUKE, PATTY               ACTORS,ACTRE Flat amount                1,078.40
LEBER, JAMES J.           ACTORS,ACTRE Flat amount                  194.00
------------------------  ------------ ------------------------- -----------
GROSS WAGES                                                       1,272.40

PAYROLL TAXES FICA             6.20% on $1,272.40                    78.89
PAYROLL TAXES Medicare         1.45% on $1,272.40                    18.45
PAYROLL TAXES FUI              0.80% on $1,272.40                    10.18
PAYROLL TAXES CA SUI           5.40% on $1,078.40                    58.23
PAYROLL TAXES NY SUI           5.40% on $194.00                      10.48
SAG PHW                       12.80% on $1,272.40                   162.87

HANDLING                    Flat amount                               4.00
HANDLING                      1.50% on $1,078.40                     16.18

TOTAL FRINGE                                                        359.28

TOTAL AMOUNT DUE                                                 $1,631.68
                                                                ============

====================================================================================================================================
04/08/97                                               Cast & Crew Talent                                               Page 1
10:55 am                                          -- Employee Fringe Report --                                         [fringe]
====================================================================================================================================
      Batch number:  94070
    Invoice Number: 333404     Week Ending: 04/05/97
Production Company:    789     GREYSTONE COMMUNICATIONS, INC.
           Project:      3     MYSTERY OF ANGELS


DUKE, PATTY                             ###-##-####         M/S: S   EXM: 1          YTD GROSS:     1,078.40  GROSS:    1,078.40
                                                            RES ST: CA WORK ST: CA                              NET:      711.70
          GREYSTONE COMMUNICATIONS, INC. MYSTERY OF ANGELS                          SAG ACTORS, ACTRESSES
                      EARNINGS                    1,078.40       TAXES         149.36  PENSION               138.04
                      ------------------------------------       --------------------  ----------------------------
Chk: 0                Residual                    1,078.40       FICA           82.50  HANDLING               16.18
                                                                                       ----------------------------
Seq: 70182418                                                    FUI             8.63
Check Date:                                                      SUI            58.23  Outstanding Vac         0.00
WKEnd Date: 04/05/97                                                                   Outstanding Hol         0.00
Invoice #: 333404

                                   ACCOUNT        SER  LOC  SET  INS  FREE      HOURS          AMOUNT
                                   -------------- ---- ---- ---- ---- ---- ---------- ---------------
                                                                                 0.00        1,381.98

 ....................................................................................................................................

LEBER, JAMES J.                         ###-##-####         M/S: S  EXM: 1           YTD GROSS:       194.00  GROSS:      194.00
                                                            RES ST: NY WORK ST: NY                              NET:      163.72
          GREYSTONE COMMUNICATIONS, INC. MYSTERY OF ANGELS                          SAG ACTORS, ACTRESSES
                      EARNINGS                      194.00       TAXES          26.87  PENSION                24.83
                      ------------------------------------       --------------------  ----------------------------
Chk: 0                Residual                      194.00       FICA           14.84  HANDLING                4.00
                                                                                       ----------------------------
Seq: 70182419                                                    FUI             1.55
Check Date:                                                      SUI            10.48  Outstanding Vac         0.00
WKEnd Date: 04/05/97                                                                   Outstanding Hol         0.00
Invoice #: 333404

                                   ACCOUNT        SER  LOC  SET  INS  FREE      HOURS          AMOUNT
                                   -------------- ---- ---- ---- ---- ---- ---------- ---------------
                                                                                 0.00          249.70
 ....................................................................................................................................

GRAND TOTAL                                                                                                   GROSS:    1,272.40
                                                                                                                NET:      875.42

                      EARNINGS                    1,272.40       TAXES         176.23   PENSION              162.87
                      ------------------------------------       --------------------  ----------------------------
                      Residual                    1,272.40       FICA           97.34  HANDLING               20.18
                                                                                       ----------------------------
                                                                 FUI            10.18
                                                                 SUI            68.71  Outstanding Vac         0.00
                                                                                       Outstanding Hol         0.00


                                   ACCOUNT        SER  LOC  SET  INS  FREE      HOURS          AMOUNT
                                   -------------- ---- ---- ---- ---- ---- ---------- ---------------
                                                                                 0.00        1,631.68

====================================================================================================================================
                                             --- End of Employee Fringe Report ---
====================================================================================================================================

               CAST & CREW RESIDUAL CAST CONFIRMATION REQUEST
--------------------------------------------------------------------------------

     CLIENT:   GREYSTONE COMMUNICATIONS INC                 DATE: 04/08/97
               ----------------------------                      ---------------
 PRODUCTION:   ANGELS: MYSTERY OF ANGELS                 EPISODE:_______________
               -------------------------
       TYPE:   35% FOREIGN BUYOUT                           #1520
               ------------------
================================================================================
CAST & CREW WILL NEED THE FOLLOWING INFORMATION BEFORE WE CAN COMPLETE THE ABOVE MENTIONED RESIDUALS:
================================================================================
               DEAR SHINAAN,
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
               HERE IS INVOICE 333418.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
               IF THERE ARE NO CHANGES, PLEASE SIGN BELOW AND RETURN TO ME.
--------------------------------------------------------------------------------
               FAX (818) 848 - 9484
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
               WHEN WE RECEIVE THIS FORM AND PAYMENT, CHECKS WILL THEN BE
--------------------------------------------------------------------------------
               PROCESSED.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
               IF YOU HAVE ANY QUESTIONS, PLEASE CALL ME.
--------------------------------------------------------------------------------
               (818) 848 - 6022
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
               THANK YOU
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
               MEL BESHEER
--------------------------------------------------------------------------------
               RESIDUALS
================================================================================
IF THE ENCLOSED WORKSHEET REQUIRES ANY CHANGES PLEASE LIST BELOW:
================================================================================

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

CHANGES REQUESTED BY:___________________________       DATE: _________________

     FINAL APPROVAL BY: /s/ Shinaan S. Krakowsky       DATE:   4/24/97
                      --------------------------             -----------------
      PROCESS CHECKS?: Yes                             DATE:   4/24/97
                      --------------------------             -----------------

[LETTERHEAD OF CAST & CREW TALENT SERVICES, INC.]

GREYSTONE COMMUNICATIONS, INC.                     Invoice: 333418
ATTN: SHINAAN KRAKOWSKY
4705 LAUREL CANYON BLVD.                              Date: 04/04/97
5TH FLOOR                                            Terms: C.O.D.
VALLEY VILLAGE, CA 91607                           Contact: mel
                                                    Client: 789/3


   Payroll charges for RES.SAG FOREIGN BUYOUT 35% for week ending 04/05/97.

                               MYSTERY OF ANGELS        #1520

------------------------------------------------------------------------------
DUKE, PATTY              ACTORS, ACTRE Flat amount                   943.60
LEBER, JAMES J.          ACTORS, ACTRE Flat amount                   169.75
------------------------ ------------- ------------------------- -------------

GROSS WAGES                                                        1,113.35

PAYROLL TAXES FICA               6.20% on $1,113.35                   69.02
PAYROLL TAXES Medicare           1,45% on $1,113.35                   16.14
PAYROLL TAXES FUI                0.80% on $1,113.35                    8.91
PAYROLL TAXES CA SUI             5.40% on $943.60                     50.95
PAYROLL TAXES NY SUI             5.40% on $169.75                      9.17
SAC PHW                         12.80% on $1,113.35                  142.51

HANDLING                       Flat amount                             4.00
HANDLING                         1.50% on $943.60                     14.15

TOTAL FRINGE                                                         314.85

TOTAL AMOUNT DUE                                                  $1,428.20
                                                                 ============

================================================================================================================================
04/08/97                                              Cast & Crew Talent                                                 Page 1
10:55 am                                         -- Employee Fringe Report--                                           [fringe]
================================================================================================================================
      Batch number:   94078
    Invoice Number:  333418  Week Ending:04/05/97
Production Company:     789  GREYSTONE COMMUNICATIONS, INC.
           Project:       3  MYSTERY OF ANGELS

DUKE,PATTY                         ###-##-####    M/S: S  EXM: 1                YTD GROSS:      1,078.40      GROSS:    943.60
                                                  RES ST: CA  WORK ST: CA                                       NET:    638.16
       GREYSTONE COMMUNICATIONS, INC. MYSTERY OF ANGELS                          SAG ACTORS, ACTRESSES
                   EARNINGS                     943.60   TAXES             130.68   PENSION                  120.78
                   -----------------------------------   ------------------------   -------------------------------
Chk: 0             Residual                     943.60   FICA               72.18   HANDLING                  14.15
                                                                                    -------------------------------
Seq: 70185047                                            FUI                 7.55
Check Date:                                              SUI                50.95   Outstanding Vac            0.00
WkEnd  Date: 04/05/97                                                               Outstanding Hol            0.00
Invoice #: 333418


                          ACCOUNT            SER   LOC   SET   INS   FREE   HOURS           AMOUNT
                          ------------------ ----  ----  ----  ----  ---- -------   --------------
                                                                             0.00         1,209.21
 ....................................................................................................................................
LEBER, JAMES J.                      ###-##-####   M/S:  S  EXM: 1            YTD GROSS:        194.00        GROSS:    169.75
                                                   RES  ST  NY  WORK ST: NY                                     NET:    145.34
          GREYSTONE COMMUNICATIONS, INC. MYSTERY OF ANGELS                      SAG ACTORS, ACTRESSES
                      EARNINGS                      169.75  TAXES           23.51   PENSION                   21.73
                      ------------------------------------  ---------------------   -------------------------------
Chk: 0                Residual                      169.75  FICA            12.98   HANDLING                   4.00
                                                                                    -------------------------------
Seq: 70185046                                               FUI              1.36
Check Date:                                                 SUI              9.17   Outstanding vac            0.00
WkEnd Date: 04/05/97                                                                Outstanding Hol            0.00
Invoice #: 333418

                          ACCOUNT            SER   LOC   SET   INC   FREE   HOURS           AMOUNT
                          ------------------ ----  ----  ----  ----  ---- -------    -------------
                                                                             0.00           218.99
 ....................................................................................................................................

GRAND TOTAL                                                                                                   GROSS:  1,113.35
                                                                                                                NET:    783.50
                      EARNINGS                    1,113.35  TAXES        154.19      PENSION                 142.51
                      ------------------------------------  -------------------     ---------------------------------
                      Residual                    1,113.35  FICA          85.16      HANDLING                 18.15
                                                                                    ---------------------------------
                                                            FUI            8.91
                                                            SUI           60.12

                           ACCOUNT           SER    LOC  SET    INC  FREE  HOURS           AMOUNT
                          ------------------ ----  ----  ----  ----  ---- --------  ---------------
                                                                             0.00          1,428.20


====================================================================================================================================
                                              --- End Of Employee Fringe Report ---
====================================================================================================================================

               CAST & CREW RESIDUAL CAST CONFIRMATION REQUEST
-------------------------------------------------------------------------------

     CLIENT:   GREYSTONE COMMUNICATIONS INC        DATE: 04/08/97
               ----------------------------             ------------------------
PRODUCTION :   ANGELS: POWER OF ANGELS          EPISODE: _______________________
               -----------------------
      TYPE :   35% FOREIGN BUYOUT                  # 1522
               ------------------
===============================================================================
CAST & CREW WILL NEED THE FOLLOWING INFORMATION BEFORE WE CAN COMPLETE THE
ABOVE MENTIONED RESIDUALS:
================================================================================
               DEAR SHINAAN,
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
               HERE IS INVOICE 333452.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
               IF THERE ARE NO CHANGES, PLEASE SIGN BELOW AND RETURN TO ME.
--------------------------------------------------------------------------------
               FAX (818) 848 - 9484
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
               WHEN WE RECEIVE THIS FORM AND PAYMENT, CHECKS WILL THEN BE
--------------------------------------------------------------------------------
               PROCESSED.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
               IF YOU HAVE ANY QUESTIONS, PLEASE CALL ME.
--------------------------------------------------------------------------------
               (818) 848 - 6022
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
               THANK YOU
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
               MEL BESHEER
--------------------------------------------------------------------------------
               RESIDUALS
================================================================================
IF THE ENCLOSED WORKSHEET REQUIRES ANY CHANGES PLEASE LIST BELOW:
================================================================================

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________


CHANGES REQUESTED BY:_______________________     DATE: _________________________

  FINAL APPROVAL BY: /s/ Shinaan S. Krakowsky    DATE:   4/24/97
                   --------------------------          -------------------------

     PROCESS CHECKS?:     Yes                    DATE:   4/24/97
                   -------------------------           -------------------------

[LETTERHEAD OF CAST & CREW TALENT SERVICES, INC.]


GREYSTONE COMMUNICATIONS, INC.                              Invoice:  333452
ATTN:  SHINAAN KRAKOWSKY
4705 LAUREL CANYON BLVD.                                       Date:  04/04/97
5TH FLOOR                                                     Terms:  C.O.D
VALLEY VILLAGE, CA 91607                                    Contact:  mel
                                                             Client:  789/4

     Payroll charges for Res.SAG FOREIGN BUYOUT 35% for week ending 05/05/97.



                             POWER OF ANGELS  #1522

------------------------------------------------------------------------------
ANGELINA, DIANA            ACTORS, ACTRE Flat amount                176.40
BROCK, PHILLIP L.          ACTORS, ACTRE Flat amount                176.40
BRONSON, KIMBERLI          ACTORS, ACTRE Flat amount                352.80
BUCKNER, INA               ACTORS, ACTRE Flat amount                176.40
FULLER, WILLIAM            ACTORS, ACTRE Flat amount                176.40
HUTTON, PATRICIA B.        ACTORS, ACTRE Flat amount                176.40
JOHNSON, BOBBY             ACTORS, ACTRE Flat amount                352.80
KOVAL, BARBARA A           ACTORS, ACTRE Flat amount                352.80
LILLY, ROBIN               ACTORS, ACTRE Flat amount                882.00
MAC GREEVY, THOMAS         ACTORS, ACTRE Flat amount                352.80
MINOR, ROBERT L.           ACTORS, ACTRE Flat amount                352.80
MIRAULT, DON               ACTORS, ACTRE Flat amount                176.40
MONROE, STEVE              ACTORS, ACTRE Flat amount                176.40
NEALY, FRANCES             ACTORS, ACTRE Flat amount                176.40
NELSON, STUART             ACTORS, ACTRE Flat amount                176.40
SEAMAN, RICK               ACTORS, ACTRE Flat amount                176.40
WELCH, LATONYA             ACTORS, ACTRE Flat amount                176.40
YOAKIM VALLEY PRODUCTION   ACTORS, ACTRE Flat amount                613.20
------------------------   ------------------------------------- -------------

GROSS WAGES                                                       5,199.60

PAYROLL TAXES FICA                6.20% on $4,586.40                284.37
PAYROLL TAXES Medicare            1.45% on $4,586.40                 66.55
PAYROLL TAXES FUI                 0.80% on $4,586.40                 36.66
PAYROLL TAXES CA SUI              5.40% on $4,233.60                228.66
PAYROLL TAXES FL SUI              5.40% on $352.80                   19.05
SAG PHW                          12.80% on $5,199.60                665.57

[LETTERHEAD OF CAST & CREW TALENT SERVICES,INC.]


Invoice #333452 (continued)                                          Page 2

HANDLING                       $4.00 flat X 11                       44.00
HANDLING                        1.50% on $3,259.20                   48.00

TOTAL FRINGE                                                      1,393.74

TOTAL AMOUNT DUE                                                 $6,593.34
                                                                ============

====================================================================================================================================

04/08/97                                              Cast & Crew Talent                                                      Page 1
 1:58 pm                                         -- Employee Fringe Report --                                               [fringe]

====================================================================================================================================
      Batch number:       94097
    Invoice number:      333452     Week Ending: 05/05/97
Production Company:         789     GREYSTONE COMMUNICATIONS, INC.
           Project:           4     POWER OF ANGELS

ANGELINA, DIANA                    ###-##-####    M/S: S  EXM: 1                    YTD GROSS:        176.40  GROSS:          176.40
                                                  RES ST: CA  WORK ST: CA                                       NET:          150.53
          GREYSTONE COMMUNICATIONS, INC. POWER OF ANGELS                           SAG ACTORS, ACTRESSES
                      EARNINGS                 176.40  TAXES                   24.44  PENSION                22.58
                      -------------------------------  -----------------------------  ----------------------------
Chk: 0                Residual                 176.40  FICA                    13.50  HANDLING                4.00
                                                                                      ----------------------------
Seq: 70185527                                          FUI                      1.41
Check Date:                                            SUI                      9.53  Outstanding Vac         0.00
WkEnd Date: 05/05/97                                                                  Outstanding Hol         0.00
Invoice #: 333452

                          ACCOUNT             SER  LOC  SET  INS  FREE       HOURS       AMOUNT
                          ------------------- ---- ---- ---- ---- ---- -----------  -----------
                                                                              0.00       227.42
 ....................................................................................................................................

BROCK, PHILLIP L.                  ###-##-####    M/S: S  EXM: 1                    YTD GROSS:        176.40  GROSS:          176.40
                                                  RES ST: CA  WORK ST: CA                                       NET:          150.53
          GREYSTONE COMMUNICATIONS, INC. POWER OF ANGELS                           SAG ACTORS, ACTRESSES
                      EARNINGS                 176.40  TAXES                   24.44  PENSION                22.58
                      -------------------------------  -----------------------------  ----------------------------
Chk: 0                Residual                 176.40  FICA                    13.50  HANDLING                4.00
                                                                                      ----------------------------
Seq: 70185527                                          FUI                      1.41
Check Date:                                            SUI                      9.53  Outstanding Vac         0.00
WkEnd Date: 05/05/97                                                                  Outstanding Hol         0.00
Invoice #: 333452

                          ACCOUNT              SER  LOC  SET  INS  FREE       HOURS       AMOUNT
                          -------------------- ---- ---- ---- ---- ---- -----------  -----------
                                                                               0.00       227.42
 ....................................................................................................................................

BRONSON, KIMBERLI                  ###-##-####    M/S: S  EXM: 1                    YTD GROSS:        352.80  GROSS:          352.80
                                                  RES ST: FL  WORK ST: FL                                       NET:          288.18
          GREYSTONE COMMUNICATIONS, INC. POWER OF ANGELS                           SAG ACTORS, ACTRESSES
                      EARNINGS                 352.80  TAXES                   48.86  PENSION                45.16
                      -------------------------------  -----------------------------  ----------------------------
Chk: 0                Residual                 352.80  FICA                    26.99  HANDLING                5.29
                                                                                      ----------------------------
Seq: 70185516                                          FUI                      2.82
Check Date:                                            SUI                     19.05  Outstanding Vac         0.00
WkEnd Date: 05/05/97                                                                  Outstanding Hol         0.00
Invoice #: 333452

                          ACCOUNT              SER  LOC  SET  INS  FREE       HOURS       AMOUNT
                          -------------------- ---- ---- ---- ---- ---- -----------  -----------
                                                                               0.00       452.11
 ....................................................................................................................................

====================================================================================================================================

04/08/97                                              Cast & Crew Talent                                                      Page 2
                                                 -- Employee Fringe Report --                                               [fringe]

====================================================================================================================================
BUCKNER, INA                       ###-##-####    M/S: S  EXM: 1                    YTD GROSS:        176.40  GROSS:          176.40
                                                  RES ST: CA  WORK ST: CA                                       NET:          150.53
          GREYSTONE COMMUNICATIONS, INC. POWER OF ANGELS                           SAG ACTORS, ACTRESSES
                      EARNINGS                 176.40  TAXES                   24.44  PENSION                22.58
                      -------------------------------  -----------------------------  ----------------------------
Chk: 0                Residual                 176.40  FICA                    13.50  HANDLING                4.00
                                                                                      ----------------------------
Seq: 70185541                                          FUI                      1.41
Check Date:                                            SUI                      9.53  Outstanding Vac         0.00
WkEnd Date: 05/05/97                                                                  Outstanding Hol         0.00
Invoice #: 333452

                          ACCOUNT          SER  LOC  SET  INS  FREE       HOURS       AMOUNT
                          ---------------- ---- ---- ---- ---- ---- -----------  -----------
                                                                           0.00       227.42
 ....................................................................................................................................
FULLER, WILLIAM                    ###-##-####    M/S: S  EXM: 1                    YTD GROSS:        176.40  GROSS:          176.40
                                                  RES ST: CA  WORK ST: CA                                       NET:          150.53
          GREYSTONE COMMUNICATIONS, INC. POWER OF ANGELS                           SAG ACTORS, ACTRESSES
                      EARNINGS                 176.40  TAXES                   24.44  PENSION                22.58
                      -------------------------------  -----------------------------  ----------------------------
Chk: 0                Residual                 176.40  FICA                    13.50  HANDLING                4.00
                                                                                      ----------------------------
Seq: 70185521                                          FUI                      1.41
Check Date:                                            SUI                      9.53  Outstanding Vac         0.00
WkEnd Date: 05/05/97                                                                  Outstanding Hol         0.00
Invoice #: 333452

                          ACCOUNT          SER  LOC  SET  INS  FREE       HOURS       AMOUNT
                          ---------------- ---- ---- ---- ---- ---- -----------  -----------
                                                                           0.00       227.42
 ....................................................................................................................................
HUTTON, PATRICIA B.                ###-##-####    M/S: M  EXM: 1                    YTD GROSS:        176.40  GROSS:          176.40
                                                  RES ST: CA  WORK ST: CA                                       NET:          161.81
          GREYSTONE COMMUNICATIONS, INC. POWER OF ANGELS                           SAG ACTORS, ACTRESSES
                      EARNINGS                 176.40  TAXES                   24.44  PENSION                22.58
                      -------------------------------  -----------------------------  ----------------------------
Chk: 0                Residual                 176.40  FICA                    13.50  HANDLING                4.00
                                                                                      ----------------------------
Seq: 70185524                                          FUI                      1.41
Check Date:                                            SUI                      9.53  Outstanding Vac         0.00
WkEnd Date: 05/05/97                                                                  Outstanding Hol         0.00
Invoice #: 333452

                          ACCOUNT          SER  LOC  SET  INS  FREE       HOURS       AMOUNT
                          ---------------- ---- ---- ---- ---- ---- -----------  -----------
                                                                           0.00       227.42
 ....................................................................................................................................
JOHNSON, BOBBY                     ###-##-####    M/S: S  EXM: 1                    YTD GROSS:        352.80  GROSS:          352.80
                                                  RES ST: CA  WORK ST: CA                                       NET:          280.96
          GREYSTONE COMMUNICATIONS, INC. POWER OF ANGELS                           SAG ACTORS, ACTRESSES
                      EARNINGS                 352.80  TAXES                   48.86  PENSION                45.16
                      -------------------------------  -----------------------------  ----------------------------
Chk: 0                Residual                 352.80  FICA                    26.99  HANDLING                5.29
                                                                                      ----------------------------
Seq: 70185528                                          FUI                      2.82
Check Date:                                            SUI                     19.05  Outstanding Vac         0.00
WkEnd Date: 05/05/97                                                                  Outstanding Hol         0.00
Invoice #: 333452

                          ACCOUNT          SER  LOC  SET  INS  FREE       HOURS       AMOUNT
                          ---------------- ---- ---- ---- ---- ---- -----------  -----------
                                                                          0.00        452.11
 ....................................................................................................................................

====================================================================================================================================

04/08/97                                              Cast & Crew Talent                                                      Page 3
                                                 -- Employee Fringe Report --                                               [fringe]

====================================================================================================================================
KOVAL, BARBARA A.                  ###-##-####    M/S: S  EXM: 999                  YTD GROSS:        352.80  GROSS:          352.80
                                                  RES ST: CA  WORK ST: CA                                       NET:          324.05
          GREYSTONE COMMUNICATIONS, INC. POWER OF ANGELS                           SAG ACTORS, ACTRESSES
                      EARNINGS                 352.80  TAXES                   48.86  PENSION                45.16
                      -------------------------------  -----------------------------  ----------------------------
Chk: 0                Residual                 352.80  FICA                    26.99  HANDLING                5.29
                                                                                      ----------------------------
Seq: 70185519                                          FUI                      2.82
Check Date:                                            SUI                     19.05  Outstanding Vac         0.00
WkEnd Date: 05/05/97                                                                  Outstanding Hol         0.00
Invoice #: 333452

                          ACCOUNT          SER  LOC  SET  INS  FREE       HOURS       AMOUNT
                          ---------------- ---- ---- ---- ---- ---- -----------  -----------
                                                                           0.00       452.11
 ....................................................................................................................................

LILLY, ROBIN                       ###-##-####    M/S: S  EXM: 1                    YTD GROSS:        882.00  GROSS:          882.00
                                                  RES ST: CA  WORK ST: CA                                       NET:          604.56
          GREYSTONE COMMUNICATIONS, INC. POWER OF ANGELS                           SAG ACTORS, ACTRESSES
                      EARNINGS                 882.00  TAXES                  122.15  PENSION               112.90
                      -------------------------------  -----------------------------  ----------------------------
Chk: 0                Residual                 882.00  FICA                    67.47  HANDLING               13.23
                                                                                      ----------------------------
Seq: 70185511                                          FUI                      7.05
Check Date:                                            SUI                     47.63  Outstanding Vac         0.00
WkEnd Date: 05/05/97                                                                  Outstanding Hol         0.00
Invoice #: 333452

                          ACCOUNT          SER  LOC  SET  INS  FREE       HOURS       AMOUNT
                          ---------------- ---- ---- ---- ---- ---- -----------  -----------
                                                                           0.00     1,130.28
 ....................................................................................................................................

MAC GREEVY, THOMAS                 ###-##-####    M/S: S  EXM: 1                    YTD GROSS:        352.80  GROSS:          352.80
                                                  RES ST: CA  WORK ST: CA                                       NET:          280.96
          GREYSTONE COMMUNICATIONS, INC. POWER OF ANGELS                           SAG ACTORS, ACTRESSES
                      EARNINGS                 352.80  TAXES                   48.86  PENSION                45.16
                      -------------------------------  -----------------------------  ----------------------------
Chk: 0                Residual                 352.80  FICA                    26.99  HANDLING                5.29
                                                                                      ----------------------------
Seq: 70185515                                          FUI                      2.82
Check Date:                                            SUI                     19.05  Outstanding Vac         0.00
WkEnd Date: 05/05/97                                                                  Outstanding Hol         0.00
Invoice #: 333452

                          ACCOUNT          SER  LOC  SET  INS  FREE       HOURS       AMOUNT
                          ---------------- ---- ---- ---- ---- ---- -----------  -----------
                                                                           0.00       452.11
 ....................................................................................................................................

MINOR, ROBERT L.                   ###-##-####    M/S: M  EXM: 9                    YTD GROSS:        352.80  GROSS:          352.80
                                                  RES ST: CA  WORK ST: CA                                       NET:          324.05
          GREYSTONE COMMUNICATIONS, INC. POWER OF ANGELS                           SAG ACTORS, ACTRESSES
                      EARNINGS                 352.80  TAXES                   48.86  PENSION                45.16
                      -------------------------------  -----------------------------  ----------------------------
Chk: 0                Residual                 352.80  FICA                    26.99  HANDLING                5.29
                                                                                      ----------------------------
Seq: 70185531                                          FUI                      2.82
Check Date:                                            SUI                     19.05  Outstanding Vac         0.00
WkEnd Date: 05/05/97                                                                  Outstanding Hol         0.00
Invoice #: 333452

                          ACCOUNT          SER  LOC  SET  INS  FREE       HOURS       AMOUNT
                          ---------------- ---- ---- ---- ---- ---- -----------  -----------
                                                                           0.00       452.11
 ....................................................................................................................................

====================================================================================================================================

04/08/97                                              Cast & Crew Talent                                                      Page 4
                                                 -- Employee Fringe Report --                                               [fringe]

====================================================================================================================================
MIRAULT, DON                       ###-##-####    M/S: S  EXM: 1                    YTD GROSS:        176.40  GROSS:          176.40
                                                  RES ST: CA  WORK ST: CA                                       NET:          150.53
          GREYSTONE COMMUNICATIONS, INC. POWER OF ANGELS                           SAG ACTORS, ACTRESSES
                      EARNINGS                 176.40  TAXES                   24.44  PENSION                22.58
                      -------------------------------  -----------------------------  ----------------------------
Chk: 0                Residual                 176.40  FICA                    13.50  HANDLING                4.00
                                                                                      ----------------------------
Seq: 70185523                                          FUI                      1.41
Check Date:                                            SUI                      9.53  Outstanding Vac         0.00
WkEnd Date: 05/05/97                                                                  Outstanding Hol         0.00
Invoice #: 333452

                          ACCOUNT              SER   LOC  SET  INS  FREE       HOURS       AMOUNT
                          -------------------  ----- ---- ---- ---- ---- -----------  -----------
                                                                                0.00       227.42
 ....................................................................................................................................

MONROE, STEVE                      ###-##-####    M/S: S  EXM: 1                    YTD GROSS:        176.40  GROSS:          176.40
                                                  RES ST: CA  WORK ST: CA                                       NET:          150.53
          GREYSTONE COMMUNICATIONS, INC. POWER OF ANGELS                           SAG ACTORS, ACTRESSES
                      EARNINGS                 176.40  TAXES                   24.44  PENSION                22.58
                      -------------------------------  -----------------------------  ----------------------------
Chk: 0                Residual                 176.40  FICA                    13.50  HANDLING                4.00
                                                                                      ----------------------------
Seq: 70185538                                          FUI                      1.41
Check Date:                                            SUI                      9.53  Outstanding Vac         0.00
WkEnd Date: 05/05/97                                                                  Outstanding Hol         0.00
Invoice #: 333452

                          ACCOUNT               SER  LOC  SET  INS  FREE       HOURS       AMOUNT
                          --------------------- ---- ---- ---- ---- ---- -----------  -----------
                                                                                0.00       227.42
 ....................................................................................................................................

NEALY, FRANCES                     ###-##-####    M/S: S  EXM: 1                    YTD GROSS:        176.40  GROSS:          176.40
                                                  RES ST: CA  WORK ST: CA                                       NET:          150.53
          GREYSTONE COMMUNICATIONS, INC. POWER OF ANGELS                           SAG ACTORS, ACTRESSES
                      EARNINGS                 176.40  TAXES                   24.44  PENSION                22.58
                      -------------------------------  -----------------------------  ----------------------------
Chk: 0                Residual                 176.40  FICA                    13.40  HANDLING                4.00
                                                                                      ----------------------------
Seq: 70185536                                          FUI                      1.41
Check Date:                                            SUI                      9.53  Outstanding Vac         0.00
WkEnd Date: 05/05/97                                                                  Outstanding Hol         0.00
Invoice #: 333452

                          ACCOUNT               SER  LOC  SET  INS  FREE       HOURS       AMOUNT
                          --------------------- ---- ---- ---- ---- ---- -----------  -----------
                                                                                0.00       227.42
 ....................................................................................................................................

NELSON, STUART                     ###-##-####    M/S: S  EXM: 1                    YTD GROSS:        176.40  GROSS:          176.40
                                                  RES ST: CA  WORK ST: CA                                       NET:          150.53
          GREYSTONE COMMUNICATIONS, INC. POWER OF ANGELS                           SAG ACTORS, ACTRESSES
                      EARNINGS                 176.40  TAXES                   24.44  PENSION                22.58
                      -------------------------------  -----------------------------  ----------------------------
Chk: 0                Residual                 176.40  FICA                    13.50  HANDLING                4.00
                                                                                      ----------------------------
Seq: 70185518                                          FUI                      1.41
Check Date:                                            SUI                      9.53  Outstanding Vac         0.00
WkEnd Date: 05/05/97                                                                  Outstanding Hol         0.00
Invoice #: 333452

                          ACCOUNT               SER  LOC  SET  INS  FREE       HOURS       AMOUNT
                          --------------------- ---- ---- ---- ---- ---- -----------  -----------
                                                                                0.00       227.42
 ....................................................................................................................................

====================================================================================================================================
04/08/97                                                    Cast & Crew Talent                                         Page 5
                                                       -- Employee Fringe Report --                                   [fringe]
====================================================================================================================================
POWERS, STEFANIE                   ###-##-####    M/S:    EXM: 0              YTD GROSS:          613.20 GROSS:       613.20
YOAKIM VALLEY PRODUCTIONS          95-3755629     RES ST: CA WORK ST: CA                                   NET:       613.20
          GREYSTONE COMMUNICATIONS, INC. POWER OF ANGELS                    SAG ACTORS, ACTRESSES
                    EARNINGS                       613.20                      PENSION                   78.49
                    -------------------------------------                      -------------------------------
Chk: 0              Residual                       613.20                      HANDLING                   9.20
Seq: 70185546                                                                  -------------------------------
Check Date:                                                                    outstanding Vac            0.00
WkEnd Date: 05/05/97                                                           outstanding Hol            0.00
Invoice #: 333452

                              ACCOUNT           SER  LOC  SET  INS  FREE   HOURS     AMOUNT
                              ----------------  ---- ---- ---- ---- ---- ------- ----------
                                                                          0.00       700.89
 ....................................................................................................................................

SEAMAN, RICK                           ###-##-####   M/S: M  EXM: 9             YTD GROSS:     176.40    GROSS:       176.40
                                                     RES ST: CA WORK ST: CA                                NET:       162.02
          GREYSTONE COMMUNICATIONS, INC. POWER OF ANGELS                       SAG ACTORS, ACTRESSES
                    EARNINGS                       176.40   TAXES          24.44  PENSION                22.58
                    -------------------------------------   --------------------  ----------------------------
Chk: 0              Residual                       176.40   FICA           13.50  HANDLING                4.00
                                                                                  ----------------------------
Seq: 70185533                                               FUI             1.41
Check Date:                                                 SUI             9.53  outstanding Vac         0.00
WKEnd Date: 05/05/97                                                              outstanding Hol         0.00
Invoice #: 333452

                              ACCOUNT           SER  LOC  SET  INS  FREE   HOURS     AMOUNT
                              ----------------  ---- ---- ---- ---- ---- ------- ----------
                                                                          0.00       227.42
 ....................................................................................................................................

WELCH, LATONYA                         ###-##-####   M/S: S  EXM: 1             YTD GROSS:     176.40    GROSS:       176.40
                                                     RES ST: CA WORK ST: CA                                NET:       150.53
          GREYSTONE COMMUNICATIONS, INC. POWER OF ANGELS                       SAG ACTORS, ACTRESSES
                    EARNINGS                       176.40   TAXES          24.44  PENSION                22.58
                    -------------------------------------   --------------------  ----------------------------
Chk: 0              Residual                       176.40   FICA           13.50  HANDLING                4.00
                                                                                  ----------------------------
Seq: 70185534                                               FUI             1.41
Check Date:                                                 SUI             9.53  outstanding Vac         0.00
WKEnd Date: 05/05/97                                                              outstanding Hol         0.00
Invoice #: 333452

                              ACCOUNT           SER  LOC  SET  INS  FREE   HOURS     AMOUNT
                              ----------------  ---- ---- ---- ---- ---- ------- ----------
                                                                          0.00       227.42
 ....................................................................................................................................

GRAND TOTAL                                                                                              GROSS:     5,199.60
                                                                                                           NET:     4,394.56
                    EARNINGS                     5,199.60   TAXES         635.29  PENSION               665.57
                    -------------------------------------   --------------------  ----------------------------
                    Residual                     5,199.60   FICA          350.92  HANDLING               92.88
                                                                                  ----------------------------
                                                            FUI            36.66
                                                            SUI           247.71


                              ACCOUNT           SER  LOC  SET  INS  FREE   HOURS     AMOUNT
                              ----------------  ---- ---- ---- ---- ---- ------- ----------
                                                                            0.00   6,593.34

====================================================================================================================================
                                             --- End of Employee Fringe Report ---
====================================================================================================================================

GREYSTONE COMMUNICATIONS, INC.                    Date  04-22-97 Check No.  6294

Vendor: CAST
--------------------------------------------------------------------------------
Inv Date  Inv No.   Description                   Invoice Amt  Discount  Payment
--------------------------------------------------------------------------------

04-04-97  333452    ANGELS II (POWER OF ANGELS)   6,593.34      0.00    6,593.34
04-04-97  333455    ANGELS II POWER OF ANGELS     1,449.96      0.00    1,449.96
04-04-97  333418    ANGELS I MYSTERY OF ANGELS    1,428.20      0.00    1,428.20
04-04-97  333404    ANGELS I MYSTERY OF ANGELS    1,631.68      0.00    1,631.68
04-04-97  333428    ANGELS I MYSTERY OF ANGELS    9,797.99      0.00    9,797.99

--------------------------------------------------------------------------------

                             [CHEQUE APPEARS HERE]

May 29, 1997


For valid consideration, receipt of which is hereby acknowledged, Kensington Lane Entertainment, Inc. and American Artists Film Corporation hereby agree as follows:

1. Kensington Lane agrees to be bound by the indemnity provisions in favor of American Artists contained in Paragraphs 5.b)and 5.c) of the agreement dated May 29, 1997 between Greystone Communications, Inc. and American Artists ("Agreement"), solely as it applies to any claims by the Writers Guild of America.

2. Kensington Lane and American Artists as against each other, each agree to be bound as Releasing and Released Parties, and otherwise agree to be bound by the provisions of Paragraph 1, 6, 8, and 9-18 of the Agreement.

Kensington Lane Entertainment, Inc.           American Artists Film Corporation

By  /s/ Shinaan S. Krakowksy                  By  /s/ J. Eric Van Atta
  --------------------------------              -------------------------------
   Authorized Officer                            Authorized Officer